UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 7, 2007

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24620	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS       75038
(Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code:     (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2007, the Board of Directors (the “Board”) of Darling International Inc. (the “Company”) approved the Amended and Restated Bylaws of Darling International Inc. (the “New Amended and Restated Bylaws”).  The information presented in this Item 5.03 includes a description of each of the amendments to the Amended and Restated Bylaws, as formerly in effect.  This description does not purport to be complete, and is qualified in its entirety by reference to the full text of the New Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.  Such amendments became effective immediately upon their adoption by the Board.

Notice of Stockholder Meeting.

•	The New Amended and Restated Bylaws include the Chief Executive Officer on the list of persons who may call a meeting of stockholders.
•
The New Amended and Restated Bylaws include a provision specifying that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders may be made at an annual or special meeting (i) pursuant to the Company’s notice of meeting, (ii) at the direction of the Board or (iii) by any stockholder who was a stockholder of record at the time of giving of the notice, who is entitled to vote at the meeting and who complies with the procedures set forth in the New Amended and Restated Bylaws.

Annual Meetings.

The New Amended and Restated Bylaws include a provision stating that for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must give timely notice in writing of the nomination or other business to the Secretary of the Company and the business must be a proper matter for stockholder action.  To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting.  However, if the date of the annual meeting is more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, the stockholder notice is timely if delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the closing of business on the later of (i) the 60th day prior to the annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

o	A stockholder’s notice must set forth the following, among other things (as applicable, “Stockholder Notice Requirements”):
▪
with respect to each person the stockholder proposes to nominate for election or re-election as a director, (i) each person’s name, age, addresses and principal occupation or employment, (ii) the number of shares of stock of the Company beneficially owned by each person, (iii) a good faith determination of whether each person qualifies as an “independent director” under applicable standards and (iv) all additional information relating to each person that is required to be disclosed in solicitations of proxies for election of directors;

▪
with respect to any other business that the stockholder proposes, a brief description of the business, the reasons for conducting the business and any material interest in the business and the beneficial owner, if any, on whose behalf the proposal is made; and

▪
as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of the stockholder and beneficial owner, (ii) a representation that the stockholder is a holder of stock of the Company entitled to vote at the meeting, and, if the stockholder is proposing a nomination, that the stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice and (iii) the class and number of shares of the Company which are owned by the stockholder and beneficial owner.

Special Meetings.

The New Amended and Restated Bylaws include a provision stating that for nominations or other business to be properly brought before a special meeting by a stockholder, the stockholder must give timely notice in writing of the nomination or other business to the Secretary of the Company and the business must be a proper matter for stockholder action.

Election of Director(s)

o
If a special meeting of stockholders for the purpose of electing a director or directors is properly called by a stockholder or stockholders, the stockholder(s) calling the special meeting must give notice containing the Stockholder Notice Requirements to the Secretary at the principal executive offices of the Company not later than the close of business on the date that is not less than 45 nor more than 60 days before the date of the special meeting.

o
In the event a special meeting of stockholders is called for the purpose of electing one or more directors to the Board, any stockholder (other than the stockholder(s), if any, calling the special meeting) may nominate a person or persons for election to position(s) specified in the meeting notice, if a stockholder’s notice containing the Stockholder Notice Requirements is delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 60th day prior to the special meeting and not later than the closing of business on the later of the 45th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting.

Other Business Proposals

o
If a special meeting of stockholders for the purpose of considering a stockholder proposal is properly called by a stockholder or stockholders, the stockholder(s) calling the special meeting must give notice containing the Stockholder Notice Requirements to the Secretary at the principal executive offices of the Company not later than the close of business on the date that is not less than 45 nor more than 60 days before the date of the special meeting.

o
Any other stockholder wishing to propose any other proper matter must deliver notice containing the Stockholder Notice Requirements to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 60th day prior to the special meeting and not later than the close of business on the later of the 45th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting.

•
The New Amended and Restated Bylaws provide that only persons who are nominated in accordance with the procedures set forth in the New Amended and Restated Bylaws are eligible to serve as directors and only the business that is properly brought before a meeting of stockholders in accordance with the procedures set forth in the New Amended and Restated Bylaws may be conducted at that meeting.

•
The New Amended and Restated Bylaws provide further that, except as otherwise provided by law, the Chairman of a meeting has the power and duty to determine whether nominations or any business proposed to be brought before a meeting were made or proposed in accordance with the procedures in the New Amended and Restated Bylaws.

•
The New Amended and Restated Bylaws clarify that notwithstanding the provisions summarized above, a stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934 and that nothing in the New Amended and Restated Bylaws affects any rights (i) stockholders have to request inclusion of proposals in the Company’s proxy statement or (ii) preferred stockholders’ of the Company have to elect directors.

Adjournment.  The New Amended and Restated Bylaws allow any meeting of stockholders to be adjourned at any time or from time to time by the Board.

Amendments.  The New Amended and Restated Bylaws clarify that the New Amended and Restated Bylaws may be altered, amended or repealed or new bylaws adopted by (i) the affirmative vote of a majority of the Board at any regular or special meeting of the Board, if notice of the alteration, amendment or repeal is contained in the applicable notice, or by written consent of the Board, or (ii) the affirmative vote of the holders of a majority of the shares of capital stock of the Company entitled to vote, if notice of the alteration, amendment or repeal is contained in the applicable notice.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Amended and Restated Bylaws of Darling International Inc. (amended and restated as of August 7, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   DARLING INTERNATIONAL INC.

Date:  August 13, 2007                                                             By:_/s/ John O. Muse_______________
     John O. Muse
     Executive Vice President
     Finance and Administration

EXHIBIT LIST

3.1	Amended and Restated Bylaws of Darling International Inc. (amended and restated as of August 7, 2007)